     As filed with the Securities and Exchange Commission on January 5, 2001
                                                   Registration No. 333-________


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 5, 2001

                              CV THERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                         0-21643                 45-1570294
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                               ------------------

                                3172 PORTER DRIVE
                           PALO ALTO, CALIFORNIA 94304
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (650) 812-0585
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

     On January 5, 2001, the Registrant publicly disseminated a press release announcing that the Registrant completed enrollment of its originally planned 462 patients in the Phase III CARISA (Combination Assessment of Ranolazine In Stable Angina) trial, but plans to enroll an additional 186 patients based on a blinded interim assessment.

     The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated January 5, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

             99.1 Registrant's Press Release dated January 5, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CV THERAPEUTICS, INC.

                                        By: /s/ DANIEL K. SPIEGELMAN
                                           -------------------------
                                           Daniel K. Spiegelman
                                           SENIOR VICE PRESIDENT AND
                                           CHIEF FINANCIAL OFFICER
                                    (Principal financial and accounting officer)